UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2012

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Louisiana Street, 10th Floor

Houston, Texas 77002

(Address of Principal Executive Offices, including Zip Code)

(713) 381-6500

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 31, 2012, Enterprise Products Partners L.P. (the “Partnership”) entered into an equity distribution agreement (the “Agreement”) with Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Knight Capital Americas, L.P., Mizuho Securities USA Inc., Raymond James & Associates, Inc., RBS Securities Inc., Scotia Capital (USA) Inc., SunTrust Robinson Humphrey, Inc., UBS Securities LLC and Wells Fargo Securities, LLC (each a “Manager” and collectively the “Managers”), pursuant to which the Partnership may issue and sell from time to time through the Managers common units representing limited partner interests having an aggregate offering price of up to $1,000,000,000 (the “Units”). Sales of the Units, if any, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices, in block transactions or as otherwise agreed by the Partnership and the Managers.

Under the terms of the Agreement, the Partnership may also sell Units from time to time to any Manager as principal for its own account at a price to be agreed upon at the time of such sale. Any sale of Units to a Manager as principal would be pursuant to the terms of a separate agreement between the Partnership and such Manager.

The Units will be issued pursuant to a registration statement on Form S-3 (Registration No. 333-179934) (the “Registration Statement”).

The description of the Agreement in this Item 1.01 is qualified in its entirety by reference to Exhibit 1.1 hereto, which is incorporated herein by reference.

Certain legal opinions related to the Registration Statement are also filed herewith as Exhibits 5.1 and 8.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated May 31, 2012, by and among Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc., Enterprise Products Operating LLC and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Knight Capital Americas, L.P., Mizuho Securities USA Inc., Raymond James & Associates, Inc., RBS Securities Inc., Scotia Capital (USA) Inc., SunTrust Robinson Humphrey, Inc., UBS Securities LLC and Wells Fargo Securities, LLC.

5.1	Opinion of Andrews Kurth LLP.

8.1	Opinion of Andrews Kurth LLP relating to tax matters.

23.1	Consents of Andrews Kurth LLP (included in Exhibits 5.1 and 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products Holdings LLC, its General Partner

Date: May 31, 2012	By:	/s/ Michael J. Knesek
	Name:	Michael J. Knesek
	Title:	Senior Vice President, Controller and Principal Accounting Officer

Exhibit Index

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated May 31, 2012, by and among Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc., Enterprise Products Operating LLC and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Knight Capital Americas, L.P., Mizuho Securities USA Inc., Raymond James & Associates, Inc., RBS Securities Inc., Scotia Capital (USA) Inc., SunTrust Robinson Humphrey, Inc., UBS Securities LLC and Wells Fargo Securities, LLC.

5.1	Opinion of Andrews Kurth LLP.

8.1	Opinion of Andrews Kurth LLP relating to tax matters.

23.1	Consents of Andrews Kurth LLP (included in Exhibits 5.1 and 8.1).